UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Future FinTech Group Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

You are cordially invited to attend the 2022 Annual Meeting of Shareholders of Future FinTech Group Inc., a Florida corporation (the “Company” or “Future FinTech”), which will be held at our principal executive offices, located at Room 2302, South Tower T1, Kaisa Plaza, No. 86 Jianguo Avenue, Chaoyang District, Beijing, China on Friday, December 16, 2022 at 10:00 A.M., local time.

The Notice of Annual Meeting of Shareholders and Proxy Statement describes the formal business to be transacted at the annual meeting. Our directors and officers will be present to respond to appropriate questions from shareholders. A shareholder must complete the attached proxy card or be present in person to vote at the meeting. The proxy statement and proxy card are expected to be mailed to all stockholders of record on or about November 3, 2022

Whether or not you plan to attend the meeting, please vote as soon as possible. You can vote by returning the proxy card in the enclosed postage-prepaid envelope. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

We intend to hold the Annual Meeting in person at the location specified above. However, we are actively monitoring the coronavirus (“COVID-19”) pandemic and we are sensitive to the public health and travel concerns our shareholders may have and the protocols that national and local governments may impose. In the event that it is not possible or advisable to hold the Annual Meeting in person at the location specified above, we will announce on our website (www.ftft.com) and the website of the U.S. Securities and Exchange Commission (www.sec.gov) alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting at an alternative location or by means of remote communication. Please monitor our website, and the website of the U.S. Securities and Exchange Commission for updated information. As always, we encourage you to vote your shares by proxy or voting instruction prior to the Annual Meeting.

By Order of the Board of Directors,

/s/ Shanchun Huang
Shanchun Huang
Chief Executive Officer
October 27, 2022
Beijing, China

FUTURE FINTECH GROUP INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held Friday, December 16, 2022

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Future FinTech Group Inc., a Florida corporation (the “Company” or “Future FinTech”), will be held at our principal executive offices, located at Room 2302, South Tower T1, Kaisa Plaza, No. 86 Jianguo Avenue, Chaoyang District, Beijing, China, on Friday, December 16, 2022 at 10:00 A.M., local time, for the following purposes, as set forth in the attached Proxy Statement:

(1)	To elect five directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified; and

(2)	To ratify Onestop Assurance PAC, as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof

The Board of Directors of the Company (the “Board of Directors” or the “Board”) and the Company’s management have fixed the close of business on October 25, 2022 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

After careful consideration, the Board of Directors recommends a vote IN FAVOR OF the nominees for director named in the accompanying proxy statement, and a vote IN FAVOR OF the ratification of Onestop Assurance PAC, as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting. YOUR VOTE IS VERY IMPORTANT.

By Order of the Board of Directors

/s/ Shanchun Huang
Shanchun Huang
Chief Executive Officer
October 27, 2022
Beijing, China

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE. SIGNING AND RETURNING A PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held Friday, December 16, 2022. This Proxy Statement and our 2021 Annual Report to Shareholders are also available on our website at http://www.ftft.com.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

FUTURE FINTECH GROUP INC.

To be Held on Friday, December 16, 2022

The Board of Directors of Future FinTech Group Inc., a Florida corporation (“Future FinTech” or the “Company”), is soliciting proxies for the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at our principal executive offices, located at Room 2302, South Tower T1, Kaisa Plaza, No. 86 Jianguo Avenue, Chaoyang District, Beijing, China, on Friday, December 16, 2022, at 10:00 A.M., local time, and at any adjournments thereof. You are receiving a proxy statement because you own shares of the Company’s common stock on the Record Date that entitle you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. The proxy statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

THE 2022 ANNUAL MEETING

Date, Time and Place of the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., local time, on Friday, December 16, 2022, at the Company’s principal executive offices at Room 2302, South Tower T1, Kaisa Plaza, No. 86 Jianguo Avenue, Chaoyang District, Beijing, China 100025.

We intend to hold the Annual Meeting in person at the location specified above. However, we are actively monitoring the coronavirus (“COVID-19”) pandemic and we are sensitive to the public health and travel concerns our shareholders may have and the protocols that national and local governments may impose. In the event that it is not possible or advisable to hold the Annual Meeting in person at the location specified above, we will announce on our website (www.ftft.com) and the website of the U.S. Securities and Exchange Commission (www.sec.gov) alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting at an alternative location or by means of remote communication. Please monitor our website, and the website of the U.S. Securities and Exchange Commission for updated information. As always, we encourage you to vote your shares by proxy or voting instruction prior to the Annual Meeting.

Matters to be Voted Upon at the Annual Meeting

At the Annual Meeting, Future FinTech is asking its shareholders as of the record date of October 25, 2022 (the “Record Date”) to consider and vote upon proposals:

(1)	To elect five directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified; and

(2)	To ratify Onestop Assurance PAC, as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date; Shares Entitled to Vote

Shareholders will be entitled to vote or direct votes to be cast at the Annual Meeting if they owned shares of Future FinTech common stock on the Record Date. Shareholders will have one vote for each share of Future FinTech common stock owned at the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. At the close of business on October 25, 2022, we had 73,114,147 shares of common stock outstanding.

Quorum

A quorum is the minimum number of shares required to hold a meeting. A majority of the shares of our common stock issued and outstanding and entitled to vote must be represented in person or by proxy at the meeting to establish a quorum. Both abstentions and broker non-votes are counted as present for determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters to be voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Voting Generally

Holders of record of shares of the Company’s Common Stock as of the Record Date are entitled to one vote per share on each matter to be considered and voted upon at the Annual Meeting.

Our Second Amended and Restated Articles of Incorporation, as amended, state that there is no cumulative voting in the election of directors. The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast at the Annual Meeting at which a quorum is present is required for the election of the directors listed below. Abstentions and non-votes will be counted for purposes of determining the presence of a quorum, but will not be counted as a vote for the election as a director of any nominee.

Votes cast in person or by proxy at the Annual Meeting will be tabulated at the Annual Meeting. All valid, unrevoked proxies will be voted as directed. In the absence of instructions to the contrary, properly executed proxies will be voted (i) for the election of each of the nominees for director set forth herein, and (ii) for the ratification of Onestop Assurance PAC, as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

If any matters other than those addressed on the proxy card are properly presented for action at the Annual Meeting, the persons named in the proxy card will have the discretion to vote on those matters in their best judgment, unless authorization is withheld.

Many of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Transhare Corporation, you are considered the shareholder of record with respect to those shares. As a shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. As the shareholder of record, you may vote in person at the Annual Meeting or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

By Mail — shareholders will receive a proxy card and can follow the instructions given for mailing. A paper copy of the proxy materials may also be obtained by following the instructions given on the notice and proxy card. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Annual Meeting & Proxy Services, Transhare Corporation, Bayside Center 1, 17755 US Highway 19 N, Suite 140, Clearwater FL 33764. In the alternative, the proxy card can be mailed directly to the Company: Corporate Secretary at Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036.

 Online — shareholders may submit a proxy online using the website listed on the proxy card. Please have your proxy card in hand when you log onto the website. Online voting facilities will close and no longer be available on the date and time specified on the proxy card.

In Person — shareholders may vote in person at the Annual Meeting. To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, given that it is not practical for most stockholders to attend the Annual Meeting.

Please note that the notice letter you received directing you to the website at which the proxy materials are available is not the proxy card and should not be used to submit your vote.

 If you do not return a signed proxy card, vote online or attend the meeting and vote in person, your shares will not be voted. Shares of our common stock represented by properly executed proxies that are received by us and are not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If you return a signed and dated proxy card and instructions are not given, such proxies will be voted FOR the election of each nominee for director named herein, and FOR ratification of the selection of Onestop Assurance PAC, as our independent registered public accounting firm for the fiscal year ending December 31, 2022. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

Beneficial Holder. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting.

Required Vote

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld. The approval of each of the other proposals require the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal.

If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute “broker non-votes.” A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power and has not received instructions from the beneficial owner.

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on any of the matters to be considered at the Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Unless otherwise required by the Company’s Second Amended and Restated Articles of Incorporation, as amended, Bylaws, the Florida Business Corporation Act, or by other applicable law, any other proposal that is properly brought before the Annual Meeting will require approval by the affirmative vote of a majority of all votes cast at the Annual Meeting. With respect to any such proposal, neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the proposal has received sufficient votes for approval.

Directors and executive officers of the Company (excluding Mr. Zeyao Xue, the son of the President of the Company) beneficially hold approximately 4,710,464 shares of Company Common Stock, or 6.44% of all the votes entitled to be cast at the Annual Meeting. Mr. Zeyao Xue directly and indirectly owns 13,012,623 shares of Company Common Stock or 17.80 % of all the votes that will be entitled to be cast at the Annual Meeting.

Deadline for Voting by Proxy

In order to be counted, votes cast by proxy must be received prior to the Annual Meeting.

Revocability of Proxies

Shareholders are requested to date, sign and return the enclosed proxy card to make certain their shares will be voted at the Annual Meeting. Any proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with the Secretary of the Company a proxy bearing a later date, or by attending the Annual Meeting and voting in person. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials. This process, which is commonly referred to as “householding,” potentially results in extra convenience for shareholders and cost savings for companies. The Company has adopted the SEC-approved “householding” procedure.

Upon written or oral request, the Company will deliver promptly a separate copy of the Notice of Annual Meeting of Shareholders to any shareholder at a shared address to which the Company delivered a single copy of any of these documents. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, you may:

●	Send a written request to the Company’s Corporate Secretary at Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036, or call 888-622-1218 if you are a shareholder of record; or

●	Notify your broker, if you hold your shares of common stock under street name.

If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the Company using the mailing address and phone number above. Shareholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Future FinTech Information

Our principal executive offices are located at Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036. The telephone number of our principal offices is 888-622-1218.

PROPOSAL 1 – ELECTION OF BOARD OF DIRECTORS

Directors

Based on the Company’s nominations process, a majority of the independent members of the Board shall recommend to the Board for nomination by the Board such candidates as said majority of the independent directors, in the exercise of their judgment, have found to be well qualified and willing and available to serve. A majority of our independent directors of the Board has recommended and the Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next Annual Meeting and until their respective successors are elected and qualified. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director, but, if that should occur, the persons designated as proxies will vote in accordance with their best judgment. In no event will proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

All shares represented by valid proxies, and not revoked before they are exercised, will be voted in the manner specified therein. If a valid proxy is submitted but no vote is specified, the Proxy will be voted FOR the election of each of the five nominees for election as directors. Please note that your broker will not be permitted to vote on your behalf on the election of directors unless you provide specific instructions by completing and returning the voting instruction form. For your vote to be counted, you will need to communicate your voting decisions to your broker or other nominee before the date of the Annual Meeting or obtain a legal proxy to vote your shares at the meeting. Although all nominees are expected to serve if elected, if any nominee is unable to serve, then the persons designated as proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by our Board, who currently serves the functions of a nominating committee as the Board does not have a standing nominating committee. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (five persons). Cumulative voting is not permitted.

The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast at the Meeting at which a quorum is present is required for the election of the directors listed below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF

ALL FIVE NOMINEES LISTED BELOW.

The following sets forth the information regarding our director nominees as of October 25, 2022, including the names of each of the five nominees for election as a director, such person’s position, age, the year such person became a director of the Company, and additional biographical data.

Name of Directors	Age	Position(s)	Service Since
Fuyou Li (1)(2)	69	Chairman of the Board and Independent Director	May 2015
Shanchun Huang	56	Chief Executive Officer and Director	March 2020
Ying Li (3)	34	Vice President and Director	June 2021
Johnson Lau (1)	48	Independent Director	December 2014
Mingjie Zhao (1)	58	Independent Director	July 2020

(1)	Member of the audit committee and compensation committee of the Board.
(2) (3)	Mr. Fuyou Li was appointed as the Chairman of the Board on June 23, 2021. Ms. Ying Li was appointed as a member of the Board on June 23, 2021.

Fuyou Li, Director and Chairman of the Board

Mr. Fuyou Li has served as a member of the Board and a member of the audit and compensation committees of the Board since May 8, 2015. Mr. Li was appointed as the Chairman of the Board on June 23, 2021. Mr. Li graduated from Xi’an Jiaotong University with a doctor’s degree in economics. He has taught international finance as a professor at Xi’an Jiaotong University since 2000. The Board believes his qualifications, professional background and expertise in international finance are important to the Company and the Board.

Shanchun Huang, Director and Chief Executive Officer

Mr. Shanchun Huang has served as the Chief Executive Officer of the Company and a member of the Board since March 4, 2020. He served as the president of Wealth Index (Beijing) Fund Management Co., Ltd., which provides private equity fund management service, from March 2011 to March 2020, and as the president of Wealth Index (Beijing) International Investment Consulting Co., Ltd., which provides investment management and consulting services for non-securities related business, from August 2004 to March 2020. From May 2001 to June 2004, Mr. Huang was the vice president of Zhejiang Geely Holding Group Corporation, a global automobile company headquartered in Hangzhou, China. Mr. Huang graduated from Hefei Staff University of Science and Technology in July 1986, majoring in news collection and editing. The Board believes that Mr. Huang’s significant experience in investment and management will be an asset to the Company and the Board.

Ying Li, Director and Vice President

Ms. Ying Li was appointed as a member of the Board on June 23, 2021 and she has served as a director of Alpha International Securities (HONG KONG) Limited since September 9, 2020 and as a director of Alpha International Financial Holdings Limited since February 5, 2020. Ms. Li has served as the vice president of the Company and a director of Future FinTech (Hong Kong) Limited, a wholly owned subsidiary of the Company since July 2016. From October 2011 to December 2019, Ms. Li served as the secretary of the Board of the Company. Ms. Li received her bachelor’s degree in English from Xi’an International Studies University in July 2010. The Board believes that Ms. Li’s extensive business and operational knowledge of the Company qualifies her as a member of the Board.

Johnson Lau, Director

On December 23, 2014, the Board appointed Johnson Lau as a member of the Board of Directors of the Company. Mr. Lau is also the Chairman of Audit committee of the Board and a member of the Compensation Committee of the Board.

Mr. Lau is the Chief Financial Officer of Beauty Express Group Holdings Limited (“Beauty Express”), a private company in Hong Kong since April 2021. Mr. Lau is a Certified Public Accountant of the Hong Kong Institute of Certified Public Accountants and CPA Australia. Mr. Lau has over 20 years of experience in the accounting profession. Mr. Lau started his career in Deloitte in Hong Kong and Beijing from 1997 to 2004. Prior to joining Beauty Express in 2021, Mr. Lau worked in various public and private companies in the United States, England and Hong Kong as Director of Finance and CFO for over fifteen years. Mr. Lau was the chief financial officer and was subsequently an executive director of Haike Chemical Group Limited, a company listed on the London Stock Exchange (LSE code: HAIK), from December 2006 to March 2009. Mr. Lau subsequently resigned as chief financial officer and was redesignated as a non-executive director of Haike Chemical Group Limited in March 2009 and retired as a non-executive director in January 2010. From April 2009, Mr. Lau was employed by Auto China International Limited, a company listed on the NASDAQ Capital Market and subsequently quoted on the OTC Markets (OTC: AUTCF) as chief financial officer. He was redesignated as the director of finance in July 2009 and subsequently departed in June 2013. From June 2010 to January 2013, Mr. Lau was an independent director of Lizhan Environmental Corporation. Mr. Lau was the chief financial officer of Troops, Inc. (NASDAQ: TROO, formerly known as SGOCO Group, Ltd.) from July 2013 to June 2015. Mr. Lau was the chief financial officer of China Golden Classic Group Limited (HKEX: 8281.HK) from July 2015 to July 2018. Mr. Lau was the chief financial officer of Dafy Holdings Limited (HKEX: 1826.HK) from August 2018 to October 2019. Mr. Lau was the chief financial officer of a Hong Kong incorporated private company from November 2019 to February 2021. He was an independent non-executive director of Winshine Science Company Limited (HKEX: 209.HK) from October 2017 to April 2019. Mr. Lau holds a bachelor degree in commerce from Monash University, Australia. The Board believes that Mr. Lau’s extensive knowledge and experience in accounting and his public company experience is important to the Company’s internal controls and financial reporting and its status as a US publicly traded company.

 Mingjie Zhao, Director

Mr. Mingjie Zhao was appointed as a member of the Board and Chairman of the Compensation Committee and a member of Audit Committee of the Board on July 15, 2020. Mr. Zhao has served as a director of New York Hua Yang, Inc. since April 2018. From July 2016 to March 2018, Mr. Zhao served as Chief Executive Officer of TD Holdings, Inc. (formerly known as China Commercial Credit Inc. and Nasdaq: CLG). Mr. Zhao was the Chief Operating Officer and a director of New York Hua Yang, Inc. from September 2011 to July 2016. Mr. Zhao obtained his Master of Business Administration degree from University of Bridgeport in Connecticut in May 2003 and his Bachelor of Science degree from China Eastern Normal University in Shanghai, China in July 1985. The Board believes that Mr. Zhao’s experience and extensive knowledge in management and public company is essential to the Company.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE

Pursuant to the Company’s Bylaws and the Florida Business Corporation Act, the Company’s business and affairs are managed under the direction of the Board. Directors are kept informed on the Company’s business through discussions with management, including the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings.

Our Board meets on a regular basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their respective areas of responsibility. The Board held 21 regularly scheduled and special meetings during fiscal year 2021. All of the directors attended (in person or by telephone) all of the Board meetings and any committees of the Board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the shareholders annual meeting. Mr. Fuyou Li and Mr. Shanchun Huang attended the December 10, 2021 shareholders annual meeting.

Independent Directors

The Company’s Common Stock is listed on the NASDAQ Capital Market. NASDAQ requires that a majority of the Company’s directors be “independent,” as defined by the NASDAQ’s rules. Generally, a director does not qualify as an independent director if the director (or, in some cases, a member of the director’s immediate family) has, or in the past three years had, certain relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board of Directors has determined that a majority of the Company’s directors are independent directors under the NASDAQ rules. The Company’s independent directors are: Johnson Lau, Fuyou Li and Mingjie Zhao.

Our Board of Directors, which is elected by our shareholders, is our ultimate decision-making body, except with respect to those matters reserved to our shareholders. The Board selects the officers who are charged with the conduct of our business, and has responsibility for establishing broad corporate policies and for our overall performance. The Board is not involved in operating details on a day-to-day basis. The Board is advised of our business through regular reports and analyses and discussions with our principal executive officer and other officers.

Code of Ethics and Governance Program

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our website at www.ftft.com and may be found by first clicking on “Investors,” then “Corporate Governance” and then “Governance Documents.” We intend to disclose any amendments to the code, or any waivers of its requirements, on our website.

Committees of the Board and Attendance at Meetings

The Board held 21 regularly scheduled and special meetings during fiscal year 2021. All of the directors attended (in person or by telephone) all of the Board meetings and any committees of the Board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the shareholders annual meeting. Mr. Fuyou Li and Mr. Shanchun Huang attended the December 10, 2021 shareholders annual meeting.

Audit Committee and Report of the Audit Committee

On April 25, 2008, the Board formed an audit committee. Messrs. Lau, Li and Zhao currently serve on the audit committee, which is chaired by Mr. Lau. Each member of the audit committee is “independent” as that term is defined in the rules of the SEC and within the meaning of such term as defined under the rules of the NASDAQ Capital Market. The Board has determined that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the audit committee. The audit committee held 6 meetings during fiscal year 2021, and all audit committee members attended each of those meetings. Our Board has determined that Mr. Lau is an “audit committee financial expert,” as defined under the applicable SEC rules. The audit committee has a written charter, which is available on the Company’s website at http://www.ftft.com.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing reports thereon. The audit committee’s responsibility is to monitor these processes. The audit committee meets with management, the leader of the internal audit function, and the independent accounting firm to facilitate communication. In addition, the audit committee appoints the Company’s independent accounting firm and pre-approves all audit and non-audit services to be performed by the independent accounting firm.

In this context, the audit committee has discussed with the Company’s independent accounting firm the overall scope and plans for the independent audit. The audit committee reviewed and discussed the audited financial statements with management. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Discussions about the Company’s audited financial statements included the independent accounting firm’s judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The audit committee also discussed with the independent accounting firm the other matters required to be discussed by PCAOB Auditing Standard No. 16 (Communications with Audit Committees). The Company’s independent accounting firm provided to the audit committee the written disclosures and the letter required by the PCAOB, and the committee discussed the independent accounting firm’s independence with management and the independent accounting firm.

Based on: (i) the audit committee’s discussion with management and the independent accounting firm; (ii) the audit committee’s review of the representations of management; and (iii) the report of the independent accounting firm to the audit committee, the audit committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.

Compensation Committee

On April 25, 2008, the Board formed a compensation committee. Messrs. Lau, Li and Zhao currently serve on the compensation committee, which is chaired by Mr. Zhao. Each member of the compensation committee is “independent” as that term is defined in the SEC rules and within the meaning of such term as defined under the rules of the NASDAQ Capital Market, a “nonemployee director” for purposes of Section 16 of the Exchange Act. No interlocking relationship exists between the Board or the compensation committee and the Board or compensation committee of any other company, nor has any interlocking relationship existed during the last fiscal year. The compensation committee held 3 meetings during fiscal year 2021, and all compensation committee members attended those meetings. The compensation committee has a written charter, which is available on the Company’s website at http://www.ftft.com/.

Our Board has delegated to the compensation committee the responsibility, among other things, to determine any and all compensation payable to our executive officers, including annual salaries, incentive compensation, long-term incentive compensation and any other compensation, and to administer our equity and incentive compensation plans applicable to our executive officers. Decisions regarding executive compensation made by the compensation committee are considered final and are not generally subject to Board review or ratification. Under the terms of its written charter, the compensation committee has the power and authority to delegate any of its duties and responsibilities to subcommittees as the compensation committee may deem appropriate in its sole discretion. Historically, the compensation committee has not generally delegated any of its duties and responsibilities to subcommittees, but rather has taken such actions as a committee, as a whole. Deliberations and decisions by the compensation committee concerning executive officers are made by the compensation committee, without the presence of the any executive officer of the Company.

Other Committees

The Board may on occasion establish other committees, as it deems necessary or required. We do not currently have a standing nominating committee, or a committee performing similar functions. The full Board currently serves this function. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by the Board. The Board will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

Board Leadership Structure

Our Board of Directors is currently comprised of five members, including three independent directors who serve as members of our audit committee and compensation committee. Our Board leadership structure consists of a Chairman of the Board. Currently, Mr. Fuyou Li, an independent director, serves as Chairman of the Board. The Board of Directors believes that this leadership structure, with Mr. Li serving as the Chairman and Mr. Shanchun Huang serving as Chief Executive Officer, is appropriate at this time because it enables the Board, as a whole, to engage in oversight of management, promote communication and collaboration between management and the Board, and oversee governance matters, while allowing our Chief Executive Officer to focus on his primary responsibility, the operational leadership and strategic direction of the Company. In addition to chairing the Board, Mr. Li is a member of the Audit and Compensation Committees.

Board independence and oversight of the senior management of the Company are enabled by the presence of independent directors who have a wide range of expertise and skills and have oversight over critical functions of the Company, such as the review of business development, evaluation and compensation of executive management, the nomination of directors. Our independent directors collectively provide additional strength and balance to our Board leadership structure.

Risk Management

The Chief Executive Officer and senior management are primarily responsible for identifying and managing the risks facing the Company under the oversight and supervision of the Board. The Chief Executive Officer reports to the Board of Directors regarding any risks identified and steps it is taking to manage those risks. In addition, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of compensation policies and practices. Other general business risks such as economic, regulatory and permitting are monitored by the full Board.

Communications with Directors

Shareholders may communicate with the Board or to one or more individual members of the Board by writing Future FinTech Group Inc., at Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036, Attention: Corporate Secretary. As appropriate, communications received from shareholders are forwarded directly to the Board, or to any individual member or members, depending on the facts and circumstances outlined in the communication. The Board has authorized the Secretary, in his discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Secretary pursuant to the policy will be made available to any non-management director upon request. Individual directors are not permitted to communicate with shareholders or others outside the Company unless they are deemed authorized persons under the Company’s corporate disclosure policy.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers has served as a member of a compensation committee, or other committee serving an equivalent function, of any other entity whose executive officers serve as a director of the Company or member of the Company’s compensation committee.

Family Relationships

There are no family relationships between any current executive officer or director of the Company.

All of our directors and officers reside outside of the United States, except for Mr. Yang Liu, who is located in New York.

Board Diversity Matrix

Board Diversity Matrix (As of October 25, 2022)

Total Number of Directors	5

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	0	0
Part II: Demographic Background
Asian (other than South Asian)	5
LGBTQ+	0
Did Not Disclose Demographic Background	0

Executive Officers

The following table sets forth as of October 25, 2022, the names, positions and ages of our current executive officers. Our officers are elected by the Board of Directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the Board of Directors.

Name	Age	Principal Occupation
Shanchun Huang (1)	56	Chief Executive Officer and Director
Ming Yi (2)	42	Chief Financial Officer
Yongke Xue (3)	56	President
Yang Liu (4)	43	Chief Operating Officer

(1)	Shanchun Huang was appointed as Chief Executive Officer of the Company on March 4, 2020.
(2) (3) (4)

Ming Yi was appointed as Chief Financial Officer of the Company on November 30, 2020.

Yongke Xue was appointed as President of the Company on June 23, 2021.

Yang Liu was appointed as Chief Operating Officer of the Company on November 16, 2020.

Shanchun Huang, Chief Executive Officer and Director

Mr. Shanchun Huang’s biography is set forth above under the Section entitled “Board of Directors.”

Ming Yi, Chief Financial Officer

On November 30, 2020, the Board of the Directors appointed Mr. Ming Yi as the Chief Financial Officer (“CFO”) of the Company.

Mr. Yi served as an independent director of Freight Technologies, Inc. (Nasdaq: FRGT and formerly known as Hudson Capital Inc.) from March 31, 2020 to February 14, 2022. Mr. Yi was the Chief Financial Officer of SSLJ.com Limited from July 2018 to July 2019. From June 2011 to August 2018, Mr. Yi was the Chief Financial Officer and a board member of Wave Sync Corp. (formerly known as China Bio-Energy Corp). From September 2009 to April 2011, he served as a senior manager at Qi He Certified Public Accountants Co. Ltd. Form July 2007 to August 2010, Mr. Yi was a senior auditor at Ernst & Young. Mr. Yi received his Bachelor of Science degree in Accounting from School of Business Administrations of Liaoning University in 2004 and his Master of Science degree in Accounting and Finance from Victory University, Australia in 2006. Mr. Yi is a Certified Public Accountant in Australia.

Yongke Xue, President

Mr. Yongke Xue served as a member of the Board from February 26, 2008 to June 23, 2021 and as the Chairman of the Board from January 31, 2018 to June 23, 2021 and from February 26, 2008 to September 2, 2016. Mr. Xue served as our Chief Executive Officer from January 31, 2018 to March 4, 2020. Mr. Xue also served in that position from February 26, 2008 to February 18, 2013, and from December 24, 2014 to September 2, 2016. Mr. Yongke Xue served as the director of SkyPeople Juice Group Co., Ltd. from December 2005 to February 2020. Mr. Xue graduated from Xi’an Jiaotong University with an MBA in 2000. Mr. Xue graduated with a Bachelor’s degree in Metal Material& Heat Treatment from National University of Defense Technology in July 1989.

Yang Liu, Chief Operating Officer

On November 16, 2020, the Company appointed Mr. Yang (Sean) Liu as the Chief Operating Officer (“COO”) of the Company.

Mr. Liu served as Chairman and Chief Executive Officer of Color Star Technology Co. Ltd. (Nasdaq: CSCW) from March 2019 to July 2020. Mr. Liu served as President of MagniFinTech from May 2017 to March 2019 and served as Chief Executive Officer of Wave Sync Corporation from July 2017 to August 2018. Mr. Liu served as the Murex Regional Manager at UBS from November 2015 to May 2017. From June 2008 to November 2015, Mr. Liu served as a Senior Consultant, Client Coordinator and Single-point of Contact at Murex North America. Mr. Liu holds a Bachelor of Science degree in Electric Engineering from Tsinghua University in China and two Master’s degrees in Financial Mathematics and Electrical Engineering from New Mexico State University.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires that directors, certain officers of the Company and more than ten percent shareholders file reports of ownership and changes in ownership with the Commission as to the Company’s securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that the following Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent shareholders were not complied with during the fiscal year ended December 31, 2021: Mr. Shanchun Huang did not file a Form 4 for stock award of 500,000 shares on July 12, 2021 until July 20, 2022, Mr. Yang Liu did not file a Form 4 for stock award of 40,000 shares on July 12, 2021 until September 7, 2021, Mr. Ming Yi did not file a Form 4 for stock award 20,000 shares on July 12, 2021 until August 2, 2022 and Mr. Yongke Xue did not file a Form 4 for stock award of 300,000 shares on July 12, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Parties

On September 30, 2008, our Board of Directors approved a statement of policies and procedures with respect to related party transactions, which was amended on July 11, 2011. A copy of the amended and restated statement of policies and procedures is available on the Company’s website at http://www.ftft.com/.

The statement of policies and procedures with respect to related party transactions, as amended, requires the audit committee to review the material facts of all interested transactions, as further described below, unless an exception applies, and either approve or disapprove of our entry into an interested transaction. If the audit committee’s advance approval of an interested transaction is not feasible, then such interested transaction shall be considered at the audit committee’s next regularly scheduled meeting and, if the audit committee determines it to be appropriate, then such interested transaction shall be ratified.

In determining whether to approve or ratify a transaction with related party, the audit committee will take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction, as described below. Pursuant to the statement of policies and procedures with respect to related party transactions, no director shall participate in any discussion or approval of an interested transaction for which he or she is a related party, except that such director shall provide all material information concerning the interested transaction to the audit committee. If an interested transaction is ongoing, the audit committee may establish guidelines for our management to follow in our ongoing dealings with the related party. Thereafter, the audit committee, on at least an annual basis, shall review and assess ongoing relationships with the related party to see that such related party is in compliance with the audit committee’s guidelines and that the interested transaction remains appropriate.

For purposes of the statement of policies and procedures with respect to related party transactions:

●	a “transaction with related party” is a transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended, and

●	a “related party” has the meaning ascribed to the term “related person” under Item 404 of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended.

Notwithstanding the foregoing, each of the following interested transactions shall be deemed to be pre-approved by the audit committee, even if the aggregate amount involved exceeds $50,000:

●	Employment of executive officers. Any employment of an executive officer if either (i) the related compensation is required to be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements generally applicable to “named executive officers” or (ii) the executive officer is not an immediate family member of another executive officer or director, the related compensation would be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements if the executive officer was a “named executive officer” and our compensation committee approved or recommended that the board of directors approve such compensation.

●	Director compensation. Any compensation paid to a director if the compensation is required to be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements.

●	Certain transactions with other companies. Any transaction with another company at which a related party’s only relationship is as an employee other than an executive officer, director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed 2% of that company’s total annual revenue.

●	Certain charitable contributions. Any charitable contribution, grant or endowment by us to a charitable organization, foundation or university at which a related party’s only relationship is as an employee other than an executive officer or a director, if the aggregate amount involved does not exceed the lesser of $50,000 or 2% of the charitable organization’s total annual receipts.

●	Transactions where all shareholders receive proportional benefits. Any transaction where the related party’s interest arises solely from the ownership of our Common Stock and all holders of our Common Stock received the same benefit on a pro rata basis, such as dividends.

●	Transactions involving competitive bids. Any transaction involving a related party where the rates or charges involved are determined by competitive bids.

●	Regulated transactions. Any transaction with a related party involving the rendering of services as a common or contract carrier or public utility, at rates or charges fixed in conformity with law or governmental authority.

●	Certain banking-related services. Any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

Related Party Transactions in 2021

As of December 31, 2021, the amount due to the related parties was consisted of the followings:

Name	Amount (US$)	Relationship	Note
Zhi Yan	$286,045	General Manager of a subsidiary of the Company	Accrued expenses, interest free and payment on demand.
Jing Chen	37,604	Vice president of the Company	Accrued expenses, interest free and payment on demand.
Shaanxi Fu Chen Venture Capital Management Co. Ltd. (“Shaanxi Fu Chen”)	72,046	Two outside shareholders of the Company are shareholders of Shaanxi Fu Chen	Other payables, interest free and payment on demand.
Future Supply Chain Co., Ltd.	280,571	Shaanxi Fu Chen holds 100% interest of this company	Other payables, interest free and payment on demand.
Reits (Beijing) Technology Co., Ltd	15,881	Zhi Yan is the legal representative of this company

Acquisition of intangibles upon the full completion of the online platform pursuant to an agreement originally entered between parties before Zhi Yan became a related party.

The amount is interest free and payment on demand.

Shaanxi Chunlv Ecological Agriculture Co. Ltd.	257,876	Shaanxi Fu Chen holds 80% interest of this company	Other payables, interest free and payment on demand.
Ming Yi	8,942	Chief Financial Officer of the Company	Accrued expenses, interest free and payment on demand.
OLA	4,933	Chief Executive Officer of a subsidiary of the Company and Chief Strategy Officer of the Company	Other payables, interest free and payment on demand.
Kai Xu	25,509	Deputy General Manager of a subsidiary of the Company	Accrued expenses, interest free and payment on demand.
Shaanxi Fuju Mining Co., Ltd	3,295	Shaanxi Fu Chen holds 80% interest of this company	Other payables, interest free and payment on demand.
Total	$992,702

As of December 31, 2021, the amount due from the related parties was consisted of the followings:

Name	Amount (US$)	Relationship	Note
Shaanxi Fu Chen Venture Capital Management Co. Ltd. (“Shaanxi Fu Chen”)	235,268	Two outside shareholders of the Company are shareholders of Shaanxi Fu Chen	Loan receivables*, interest free and payment on demand.
Bin Wu	26,145	A shareholder of a Company’s subsidiary	Advance to pay for the incorporation costs of the establishment of the subsidiary in Dubai* Amount is interest free and payment on demand.
Total	$261,413

*	The interest free loans have been approved by the Company’s Audit Committee.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND

CERTAIN BENEFICIAL OWNERS OF FUTURE FINTECH GROUP INC.

The following table sets forth information concerning beneficial ownership of our Common Stock as of October 25, 2022 by:

●	each shareholder or group of affiliated shareholders who owns more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and executive officers as a group.

The following table lists the number of shares and percentage of shares beneficially owned based on 73,114,147 shares of our Common Stock outstanding as of October 25, 2022.

Beneficial ownership is determined in accordance with the SEC rules, and generally includes voting power and/or investment power with respect to the securities held. Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of October 25, 2022 or issuable upon conversion of convertible securities which are currently convertible or convertible within 60 days of October 25, 2022 are deemed outstanding and beneficially owned by the person holding those options, warrants or convertible securities for purposes of computing the number of shares and percentage of shares beneficially owned by that person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

Unless otherwise indicated in the footnotes, the principal address of each of the shareholders, named executive officers, and directors below is c/o Future FinTech Group Inc., Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036.

Shares Beneficially Owned

Name of Beneficial Owner	Number	Percent
Directors, Named Executive Officers and 5% Shareholders
Yongke Xue (1)	3,250,464	4.45%
Shanchun Huang	1,300,000	1.78%
Ming Yi	120,000	*
Yang Liu	40,000	*
Ying Li	-	-
Mingjie Zhao	-	-
Fuyou Li	-	-
Johnson Lau	-	-
All current directors and executive officers as a group (7 persons)	4,710,464	6.44%
Zeyao Xue (2)	13,012,623	17.80%
All 5% or Greater Shareholders	13,012,623	17.80%

*	Less than 1%

(1)	Consists of (i) 1,467,079 shares owned directly by Golden Dawn International Limited, a British Virgin Islands company, (ii) 183,385 shares owned directly by China Tianren Organic Food Holding. Each of Golden Dawn International Limited and China Tianren Organic Good Holding are indirect subsidiaries of V.X. Fortune Capital Limited, a British Virgin Islands company and Yongke Xue is the sole director of V.X. Fortune Capital Limited and (iii) 1,600,000 shares owned directly by Yongke Xue.
(2)	Mr. Zeyao Xue, the son of Yongke Xue, holds all of the issued and outstanding capital stock of Fancylight Limited, which is the indirect owner of those shares held by Golden Dawn International Limited and China Tianren Organic Food Holding. As such, Mr. Zeyao Xue shares beneficial ownership of 1,650,464 of his shares with Mr. Yongke Xue. The address of Zeyao Xue is No.3, Xijuyuan Xiang, Lianhu District, Xi’an City, Shaanxi Province, China.

Equity Compensation Plan

The following table sets forth information as of December 31, 2021, with respect to our equity compensation plans previously approved by shareholders and equity compensation plans not previously approved by shareholders.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2021, with respect to our equity compensation plans previously approved by stockholders and equity compensation plans not previously approved by stockholders.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)		(c)
Equity compensation plans approved by stockholders (1)	62,500	$3.57	(2)	3,047,000
Equity compensation plans not approved by stockholders	-	$-		-
Total		$3.57		3,047,000

(1)

Consists of equity incentive plans, which was approved by the Company’s shareholders at its annual or special meetings on August 18, 2011, November 19, 2015, March 13, 2018, February 26, 2020 and December 18, 2020. As of December 31, 2021, there were 3,047,000 shares available for issuance under stock incentive plan approved by shareholders on December 18, 2020.

The Board of Directors of the Company approved and adopted the Future FinTech Group Inc. 2017 Omnibus Equity Plan (the “2017 Equity Plan”) on August 29, 2017. On March 13, 2018, the Company’s shareholders approved the 2017 Equity Plan at the special shareholders meeting and the 2017 Equity Plan has a total of 1,300,000 shares of Common Stock. On December 21, 2018, the Company issued 1,300,000 shares of the Company’s unrestricted common stock to seven of the Company’s employees pursuant to our 2017 Equity Plan.

The Board of Directors of the Company approved and adopted the Future FinTech Group Inc. 2019 Omnibus Equity Plan (the “2019 Equity Plan”) on October 9, 2019, which was approved by the shareholders at the shareholders special meeting on February 26, 2020. The 2019 Equity Plan has a total of 3,000,000 shares of Common Stock. The Company granted the 3,000,000 shares under 2019 Equity Plan to nine officers, employees and director of the Company on December 28, 2020.

The Board of Directors of the Company approved and adopted the Future FinTech Group Inc. 2020 Omnibus Equity Plan (the “2020 Equity Plan”) on October 27, 2020, which was approved by the shareholders at the shareholders annual meeting on December 18, 2020. The 2020 Equity Plan has a total of 5,000,000 shares of Common Stock. The Company granted 1,953,000 shares under the 2020 Equity Plan to twenty officers and employees of the Company on July 12, 2021 and granted 3,047,000 shares under the 2020 Equity Plan to six officers and employees of the Company on July 12, 2022.

(2)	The exercise price of options granted under the plan may be no less than the fair market value of the Company’s Stock on the date of grant.

COMPENSATION

Summary Compensation of Named Executive Officers

Our executive officers do not receive any compensation from the Company for also serving as directors of the Company. The following table sets forth information concerning cash and non-cash compensation paid by the Company to our named executive officers for the years ended December 31, 2021 and 2020.

Name and Principal Position	Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yongke Xue (1)	12/31/2021	$1	-	843,000	-	-	-	-	$843,001
	12/31/2020	$-	-	-	-	-	-	-	$-
Shanchun Huang (2)	12/31/2021	$1	-	1,405,000	-	-	-	-	$1,405,001
	12/31/2020	$1	-	-	-	-	-	-	$1
Jing Chen (3)	12/31/2020	$24,312	-	-	-	-	-	-	$24,312
Ming Yi(4)	12/31/2021	$48,000	-	56,200					$104,200
	12/31/2020	$4,000	-	-	-	-	-	-	$4,000
Kai Xu (5)	12/31/2020	$13,642	-	792,000	-	-	-	-	$805,642
Zhi Yan (6)	12/31/2020	$2,378	-	-	-	-	-	-	$2,378
Yang Liu(7)	12/31/2021	$1	-	112,400	-	-	-	-	$112,401
	12/31/2020	$1	-	-	-	-	-	-	$1

(1)	On March 4, 2020, Mr. Yongke Xue resigned as the CEO of the Company and on June 23, 2021, Mr. Xue was appointed as the president of the Company. The compensation committee of the Board granted him a stock award for 300,000 shares of common stock of the Company under 2020 Omnibus Equity Plan on July 12, 2021.

(2)	On March 4, 2020, Mr. Shanchun Huang was appointed as the CEO of the Company. The compensation committee of the Board granted him a stock award for 500,000 shares of common stock of the Company under 2020 Omnibus Equity Plan on July 12, 2021.

(3)	On May 21, 2019, the Board of the Directors appointed Ms. Jing Chen as the CFO of the Company. On November 26, 2020, Ms. Chen resigned as the CFO of the Company, effective on November 30, 2020. Ms. Chen was appointed as the Vice President of the Company on November 30, 2020.

(4)	On November 30, 2020, the Board of the Directors appointed Mr. Ming Yi as the CFO of the Company. The compensation committee of the Board granted him a stock award for 20,000 shares of common stock of the Company under 2020 Omnibus Equity Plan on July 12, 2021.

(5)	On February 28, 2019, the board of directors appointed Mr. Kai Xu as the COO of the Company. Since February 2020, Mr. Xu has no longer served as the COO of the Company and he continues to serve as deputy general manager in a subsidiary of the Company and the vice president of blockchain division of the Company. The Compensation Committee of the Board granted Mr. Kai Xu a stock award for 400,000 shares of common stock of the Company, vested immediately upon the grant, under 2019 Omnibus Equity Plan on December 28, 2020.

(6)	On February 9, 2018, the board of directors appointed Mr. Zhi Yan as the Chief Technology Officer (“CTO”) of the Company. Since February 2020, Mr. Yan has no longer served as the CTO of the Company and he continues to serve as the general manager of a subsidiary of the Company.

(7)	On November 16, 2020, the Board of the Directors appointed Mr. Yang Liu as the COO of the Company. The compensation committee of the Board granted him a stock award for 40,000 shares of common stock of the Company under 2020 Omnibus Equity Plan on July 12, 2021.

Outstanding Equity Awards at December 31, 2021

No outstanding equity awards held by named executive officers as of December 31, 2021.

Compensation of Directors

The following table sets forth information concerning cash and non-cash compensation paid by us to our directors during 2021.

Name	Fees Paid in Cash ($)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yongke Xue(1)	$—	—	—	—	—	—	$—
Shanchun Huang	$—	—	—	—	—	—	$—
Ying Li (2)	$—	—	—	—	—	—	$—
Fuyou Li (3)	$13,425	—	—	—	—	—	$13,425
Johnson Lau (4)	$25,000	—	—	—	—	—	$25,000
Mingjie Zhao(5)	$25,000	—	—	—	—	—	$25,000

(1)	Yongke Xue resigned as a member and Chairman of the Board on June 23, 2021.

(2)	Ying Li was appointed as a director of the Board on June 23, 2021.

(3)	On May 8, 2015, the Board appointed Mr. Fuyou Li as a member of the Board of Directors and a member of both the audit committee and compensation committee. Before June 30, 2021, Mr. Li was entitled for $8,850 per annum as compensation for his service as director of the Company and a member of the audit committee and compensation committee. On June 23, 2021, the Board appointed Mr. Fuyou Li as the Chairman of the Board and his annual compensation increased to $18,000 after June 30, 2021.

(4)	On December 23, 2014, the Board appointed Johnson Lau as a member of the Board of Directors of the Company and he currently serves as the Chairman of Audit Committee and a member of Compensation Committee of the Board. Mr. Lau is entitled for $25,000 per annum as compensation for his current services as a director of the Company and chair of the audit committee and a member of compensation committee.

(5)	On July 15, 2020, the Board appointed Mr. Mingjie Zhao as a member of the Board and Chairman of the Compensation Committee and a member of Audit Committee of the Board. Mr. Zhao is entitled for $25,000 per annum as compensation for his current services as a director of the Company and chair of the compensation committee and a member of audit committee.

SUBMISSION OF SHAREHOLDER PROPOSALS

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing before June 29, 2023, to the attention of our Corporate Secretary at our principal executive offices. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the Securities and Exchange Commission (“SEC’) in effect at the time. Any such proposal will be subject to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, any shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 must provide the required notice of intent to solicit proxies to the Corporate Secretary no later than 60 calendar days prior to the first anniversary of the date of the 2022 Annual Meeting (no later than October 17, 2023 for the 2023 annual meeting of shareholders).

PROPOSAL 2 – RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Onestop Assurance PAC as the Company’s independent auditor for the fiscal year ended December 31, 2022, and has further directed that management submit the selection of Onestop Assurance PAC for ratification by the shareholders at the Annual Meeting. The shareholders are being asked to ratify this appointment so that the Audit Committee will know the opinion of the shareholders. However, the Audit Committee has sole authority to appoint the independent registered public accounting firm.

Neither representatives of Onestop Assurance PAC nor BF Borgers CPA PC, our former independent auditor are expected to be present at the Annual Meeting, either in person or by teleconference.

On April 25, 2021, the Audit Committee of the Board dismissed BF Borgers CPA PC (“BF Borgers”) as the Company’s independent registered public accounting firm, effective immediately. BF Borgers’ audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2020 and December 31, 2019 contained an uncertainty about the Company’s ability to continue as a going concern.

During the Company’s two previous fiscal years and in the subsequent interim period through April 24, 2021, there were (i) no disagreements between the Company and BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BF Borgers, would have caused BF Borgers to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On April 25, 2021, the Audit Committee of the Board approved the engagement of Onestop Assurance PAC (“Onestop Assurance”) as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee also approved Onestop Assurance to act as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021.

During the Company’s two previous fiscal years and through April 24, 2021, neither the Company nor anyone on its behalf consulted Onestop Assurance regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company; or (ii) any matter that was either the subject of a disagreement or a reportable event as described above; and there was neither a written report nor was oral advice provided to the Company by Onestop Assurance that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

On April 3, 2020, the Audit Committee dismissed Wang Certified Public Accountant P.C. (“Wang”) as the Company’s independent registered public accounting firm, effective immediately. On the same date, the Audit Committee approved the engagement of BF Borgers as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee also approved BF Borgers to act as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019.

Wang’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the consolidated financial statements of the Company for the fiscal year ended December 31, 2018 contained an uncertainty about the Company’s ability to continue as a going concern.

During the Company’s two previous fiscal years and in the subsequent interim period through April 2, 2020, there were (i) no disagreements between the Company and Wang on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wang, would have caused Wang to make reference to the subject matter of the disagreement in its reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two previous fiscal years and through April 2, 2020, neither the Company nor anyone on its behalf consulted BF Borgers regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company; or (ii) any matter that was either the subject of a disagreement or a reportable event as described above; and there was neither a written report nor was oral advice provided to the Company by BF Borgers that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

The affirmative vote of the holders of a majority of the Company’s common stock present in person or represented by proxy at the Annual Meeting is necessary for ratification of the selection of Onestop Assurance PAC as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF Onestop Assurance PAC, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table shows the fees that we paid or accrued for audit and other services for fiscal years 2021 and 2020. All of the services described in the following fee table were approved in conformity with the audit committee’s pre-approval process.

Audit Fees

	2021	2020
Audit Fees	$250,000	$211,000
Tax Fees	—	—
All Other Fees	—	—
Total	$250,000	$211,000

Audit Fees

The amounts set forth opposite “Audit Fees” above reflect the aggregate fees billed or billable by auditors Onestop Assurance PAC (“Onestop Assurance”) and BF Borgers CPA PC (“BF Borgers”) for the audit of our annual consolidated financial statements, review of quarterly financial information and audit services that are normally provided by the principal accountant in connection with regulatory filings or engagements.

BF Borgers provided professional services for the audit of our fiscal year 2020 financial statements and $211,000 was paid to BF Borgers for audit of our fiscal year 2020 financial statements.

Onestop Assurance provided professional services for the audit of our fiscal year 2021 financial statements and $250,000 was paid to Onestop Assurance for audit of our fiscal year 2021 financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that our independent accountants are permitted to perform for us under applicable federal securities regulations. The audit committee’s policy utilizes an annual review and general pre-approval of certain categories of specified services that may be provided by the independent accountant, up to pre-determined fee levels. Any proposed services not qualifying as a pre-approved specified service, and pre-approved services exceeding the pre-determined fee levels, require further specific pre-approval by the audit committee. The audit committee has delegated to the Chairman of the audit committee the authority to pre-approve audit and non-audit services proposed to be performed by the independent accountants and the Chairman of the audit committee must report any pre-approval decisions to the audit committee at its next scheduled meeting. Our audit committee was established in April 2008. All the services provided by our auditors in fiscal years 2021 were pre-approved by the audit committee.

ADDITIONAL MEETING INFORMATION

Proxy Solicitation

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, for no additional compensation, also solicit proxies personally or by telephone, electronic transmission, telegram or special letter.

Annual Report

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), which has been filed with the SEC pursuant to the 1934 Act. Copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Future FinTech Group Inc., Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, NY 10036, Attn: Corporate Secretary, or on the SEC’s internet website at www.sec.gov.

OTHER MATTERS

As of the date of this proxy statement, the board of directors of Future FinTech knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other matters properly come before the Annual Meeting or any adjournments or postponements of the meeting and are voted upon, the enclosed proxy will confer discretionary authority on the individuals named as proxy to vote the shares represented by the proxy as to any other matters. The individuals named as proxies intend to vote in accordance with their best judgment as to any other matters.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. You may read and copy any reports, statements or other information that we file with the Securities and Exchange Commission at the SEC’s public reference room at the following location: Station Place, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov. In addition, shareholders may obtain free copies of certain documents filed with the SEC by Future FinTech through the “SEC Filings” section of our website at www.ftft.com.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Future FinTech Group Inc.

Attn: Corporate Secretary

Americas Tower, 1177 Avenue of The Americas

Suite 5100, New York, NY 10036

888-622-1218

By Order of the Board of Directors

/s/ Shanchun Huang
Shanchun Huang
Chief Executive Officer
October 27, 2022